UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2022

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ESSA Pharma Inc.

(Exact name of registrant as specified in its charter)

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British Columbia, Canada (State or other jurisdiction of incorporation)	001-37410 (Commission File Number)	47-2569713 (IRS Employer Identification No.)

Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada (Address of principal executive offices)		V5Z 1K5 (Zip Code)

Registrant’s telephone number, including area code: (778) 331-0962

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	EPIX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On Wednesday October 26, 2022, ESSA Pharma Inc. (“ESSA”) issued a press release announcing the presentation of updated clinical data from the first two cohorts of the Phase 1/2 study of ESSA’s lead candidate EPI-7386 in combination with enzalutamide in patients with metastatic castration-resistant prostate cancer. Data will be presented in a poster format at the 2022 Prostate Cancer Foundation (PCF) Scientific Retreat, taking place October 27-29, 2022 in Carlsbad, CA. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSA PHARMA INC.
(Registrant)

Date: October 26, 2022

By:	/s/ David Wood
	Name:	David Wood
	Title:	Chief Financial Officer